UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2024

Perception Capital Corp. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 W. 50th Street, #207

Minneapolis, MN 55410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 946-1444

RCF Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	RCFA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	RCFA	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RCFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously-Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 16, 2024, the audit committee (the “Audit Committee”) of the board of directors of Perception Capital Corp. IV, a Cayman Islands exempted company (the “Company”) determined, after discussion with the Company's management and accounting professionals, that the Company’s unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 20,2023 and September 30, 2023, (the “Original Filings”) should no longer be relied upon due to the accounting errors identified therein. Each of the Original Filings contained misstatements due to the method the Company had previously utilized for its related party notes. Previously, the Company had accounted for these notes using the fair value option and recorded the changes in the fair value of the related party notes through the statement of operations. Management has since re-evaluated its accounting treatment and determined that the notes should have been recorded at cost.

The Company does not plan to amend the Original Filings for the applicable reporting period. The impact of the misstatements is set forth Note 2 to the Audited Financial Statements of the Company included in its Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) which was filed with the Securities and Exchange Commission on April 22, 2024.

The Company does not expect the changes described above to have any impact on its cash position or the balance held in its trust account.

The Company’s management has concluded that, in light of the accounting errors described above, a material weakness exists in the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures were not effective. Management is in the process of implementing remediation steps with respect to such material weakness, which are described in the Form 10-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Name
104.1	Cover Page iXBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTION CAPITAL CORP. IV

By:	/s/ Rick Gaenzle
	Name:	Rick Gaenzle
	Title:	Chief Executive Officer

Dated: April 22, 2024

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